Organization and Nature of Operations	12 Months Ended
Sep. 30, 2013
Organization And Nature Of Operations
Organization and Nature of Operations

NOTE 1 – ORGANIZATION AND NATURE OF OPERATIONS

Nature of Business

Here To Serve Holding Corp. f/k/a F3 Technologies, Inc. (“the Company” or “Here To Serve,”) was incorporated in the State of Delaware on September 22, 1983. In 2013, the Company changed its name to Here To Serve Holding Corp.

Here To Serve is an Atlanta based Software-as-a-Service (SaaS) development company and application service provider that offers innovative on-demand web and mobile solutions to businesses and consumers.

Here To Serve Holding Corp. began operations in March 2002. Until 2009, the Company focused on developing software, implementing its initial marketing strategy, and building customer relationships. In 2009, the Company transitioned to a “public business entity” when its stock began trading on the OTC Market exchange under the symbol FTCH, and took initial steps to raise adequate capital to complete its business plan. Over the next several years, the Company completed a number of successful software development contracts but failed to finalize development of its own primary priority products. As a result, revenue declined and capital market confidence in the Company diminished. On September 05, 2013, the CEO and Secretary of Here To Serve Holding Corp. was replaced.

Effective April 30, 2013 the Company affected a 1 for 200 reverse stock split, reducing the number of issued and outstanding common shares from 1,546,999,105 to approximately 7,734,984. The effect of this reverse stock split have been applied retroactively for all periods presented.